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                                                                   Exhibit 10.14


                            AMENDMENT 1999-1 TO THE
        PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED STOCK OPTION PLAN


     Pursuant to the powers of amendment reserved in Section 16 of the Primus Telecommunications Group, Incorporated Stock Option Plan (the "Plan") and subject to the approval of the shareholders of Primus Telecommunications Group, Incorporated (the "Company"), the Board of Directors of the Company has caused the Plan to be amended as follows, effective as of the date that this amendment is approved by the shareholders of the Company:

                             FIRST AND ONLY CHANGE
                             ---------------------

      The first sentence of Section 5 of the Plan is deleted in its entirety and replaced with the following:

      Subject to this Section 5 and to the provisions of Section 8 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 5,500,000.

      The Plan, as amended by the foregoing change, is hereby ratified and confirmed in all respects.